Exhibit 99.2

American Express Company	(Preliminary)
Consolidated Statements of Income
(Millions, except percentages and per share amounts)

	Q2'20	Q1'20	Q4'19	Q3'19	Q2'19	YOY % change	YTD'20	YTD'19	YOY % change
Non-interest revenues
Discount revenue	$4,015	$5,838	$6,829	$6,566	$6,577	(39)	$9,853	$12,772	(23)
Net card fees	1,141	1,110	1,077	1,033	988	15	2,251	1,932	17
Other fees and commissions	449	720	832	825	837	(46)	1,169	1,640	(29)
Other	186	312	343	362	362	(49)	498	725	(31)
Total non-interest revenues	5,791	7,980	9,081	8,786	8,764	(34)	13,771	17,069	(19)
Interest income
Interest on loans	2,368	2,909	2,934	2,885	2,764	(14)	5,277	5,489	(4)
Interest and dividends on investment securities	27	38	50	53	52	(48)	65	85	(24)
Deposits with banks and other	31	99	101	142	149	(79)	130	345	(62)
Total interest income	2,426	3,046	3,085	3,080	2,965	(18)	5,472	5,919	(8)
Interest expense
Deposits	260	326	353	401	406	(36)	586	805	(27)
Long-term debt and other	282	390	448	476	485	(42)	672	981	(31)
Total interest expense	542	716	801	877	891	(39)	1,258	1,786	(30)
Net interest income	1,884	2,330	2,284	2,203	2,074	(9)	4,214	4,133	2
Total revenues net of interest expense	7,675	10,310	11,365	10,989	10,838	(29)	17,985	21,202	(15)
Provisions for credit losses
Card Member receivables	355	597	248	238	224	58	952	477	#
Card Member loans	969	1,876	730	604	603	61	2,845	1,128	#
Other	231	148	46	37	34	#	379	65	#
Total provisions for credit losses	1,555	2,621	1,024	879	861	81	4,176	1,670	#
Total revenues net of interest expense after provisions for credit losses	6,120	7,689	10,341	10,110	9,977	(39)	13,809	19,532	(29)

Expenses
Marketing and business development	1,362	1,705	1,953	1,821	1,776	(23)	3,067	3,351	(8)
Card Member rewards	1,349	2,392	2,722	2,614	2,652	(49)	3,741	5,103	(27)
Card Member services	208	456	552	558	563	(63)	664	1,113	(40)
Salaries and employee benefits	1,349	1,395	1,623	1,499	1,367	(1)	2,744	2,789	(2)
Professional services	406	439	594	491	512	(21)	845	1,006	(16)
Occupancy and equipment	564	549	599	544	517	9	1,113	1,025	9
Other, net	260	301	312	317	371	(30)	561	968	(42)
Total expenses	5,498	7,237	8,355	7,844	7,758	(29)	12,735	15,355	(17)
Pretax income	622	452	1,986	2,266	2,219	(72)	1,074	4,177	(74)
Income tax provision	365	85	293	511	458	(20)	450	866	(48)
Net income	$257	$367	$1,693	$1,755	$1,761	(85)	$624	$3,311	(81)
Net income attributable to common shareholders (A)	$238	$333	$1,661	$1,723	$1,729	(86)	$571	$3,247	(82)
Effective tax rate	58.7%	18.8%	14.8%	22.6%	20.6%		41.9%	20.7%

Earnings Per Common Share
Basic
Net income attributable to common shareholders	$0.29	$0.41	$2.04	$2.09	$2.07	(86)	$0.71	$3.88	(82)
Average common shares outstanding	804	807	814	825	834	(4)	806	837	(4)
Diluted
Net income attributable to common shareholders	$0.29	$0.41	$2.03	$2.08	$2.07	(86)	$0.71	$3.87	(82)
Average common shares outstanding	805	808	816	827	836	(4)	807	839	(4)
Cash dividends declared per common share	$0.43	$0.43	$0.43	$0.43	$0.39	10	$0.86	$0.78	10
# - Denotes a variance of 100 percent or more.

See Appendix IV for footnote references

American Express Company	(Preliminary)
Consolidated Balance Sheets and Related Statistical Information
(Billions, except percentages, per share amounts and where indicated)

	Q2'20	Q1'20	Q4'19	Q3'19	Q2'19	YOY % change
Assets
Cash & cash equivalents	$41	$36	$24	$24	$27	52
Card Member receivables, less reserves	37	44	57	56	58	(36)
Card Member loans, less reserves	64	72	85	81	81	(21)
Investment securities	20	5	8	8	9	#
Other (B)	27	29	24	25	23	17
Total assets	$189	$186	$198	$194	$198	(5)

Liabilities and Shareholders' Equity
Customer deposits	$85	$78	$73	$73	$73	16
Short-term borrowings	2	3	6	3	3	(33)
Long-term debt	49	53	58	58	58	(16)
Other (B)	32	31	38	37	41	(22)
Total liabilities	168	165	175	171	175	(4)

Shareholders' Equity	21	21	23	23	23	(9)
Total liabilities and shareholders' equity	$189	$186	$198	$194	$198	(5)

Return on average equity (C)	18.1%	24.4%	29.6%	31.5%	31.6%
Return on average common equity (C)	18.9%	25.6%	31.2%	33.2%	33.4%
Book value per common share (dollars)	$24.19	$24.13	$26.51	$26.12	$25.84	(6)
# - Denotes a variance of 100 percent or more.

See Appendix IV for footnote references

American Express Company	(Preliminary)
Consolidated Capital

	Q2'20	Q1'20	Q4'19	Q3'19	Q2'19
Shares Outstanding (in millions)
Beginning of period	805	810	821	832	837
Repurchase of common shares	—	(7)	(11)	(11)	(6)
Net impact of employee benefit plans and others	—	2	—	—	1
End of period	805	805	810	821	832

Risk-Based Capital Ratios - Basel III ($ in billions) (D)
Common Equity Tier 1/Risk Weighted Assets (RWA)	13.6%	11.9%	10.7%	11.0%	11.0%
Tier 1	14.8%	13.0%	11.6%	12.0%	12.0%
Total	16.5%	14.6%	13.2%	13.6%	13.6%

Common Equity Tier 1	$17.6	$17.3	$18.1	$18.0	$18.2
Tier 1 Capital	$19.2	$19.0	$19.6	$19.6	$19.8
Tier 2 Capital	$2.1	$2.3	$2.6	$2.6	$2.7
Total Capital	$21.3	$21.3	$22.2	$22.2	$22.5
RWA	$129.3	$146.2	$168.5	$163.4	$165.4
Tier 1 Leverage	10.4%	10.0%	10.2%	10.3%	10.5%
Average Total Assets to calculate the Tier 1 Leverage Ratio (E)	$184.3	$190.1	$192.3	$190.4	$189.2

See Appendix IV for footnote references

American Express Company	(Preliminary)
Selected Card Related Statistical Information
(Billions, except percentages and where indicated)

	Q2'20	Q1'20	Q4'19	Q3'19	Q2'19	YOY % change	YTD'20	YTD'19	YOY % change
Billed business (F)
U.S.	$141.9	$190.2	$216.8	$206.2	$209.2	(32)	$332.1	$404.7	(18)
Outside the U.S.	63.2	89.1	108.4	102.0	102.5	(38)	152.3	202.7	(25)
Total	$205.1	$279.3	$325.2	$308.2	$311.7	(34)	$484.4	$607.4	(20)
Proprietary	$174.8	$242.6	$281.6	$266.2	$269.4	(35)	$417.4	$522.7	(20)
Global Network Services (GNS)	30.3	36.7	43.6	42.0	42.3	(28)	67.0	84.7	(21)
Total	$205.1	$279.3	$325.2	$308.2	$311.7	(34)	$484.4	$607.4	(20)
Cards-in-force (millions) (G)
U.S.	54.4	54.9	54.7	54.3	54.0	1	54.4	54.0	1
Outside the U.S.	58.5	58.7	59.7	60.2	60.2	(3)	58.5	60.2	(3)
Total	112.9	113.6	114.4	114.5	114.2	(1)	112.9	114.2	(1)
Proprietary	69.3	70.4	70.3	69.9	69.7	(1)	69.3	69.7	(1)
GNS	43.6	43.2	44.1	44.6	44.5	(2)	43.6	44.5	(2)
Total	112.9	113.6	114.4	114.5	114.2	(1)	112.9	114.2	(1)
Basic cards-in-force (millions) (G)
U.S.	42.7	43.1	43.0	42.7	42.5	—	42.7	42.5	—
Outside the U.S.	49.1	49.2	50.0	50.3	50.3	(2)	49.1	50.3	(2)
Total	91.8	92.3	93.0	93.0	92.8	(1)	91.8	92.8	(1)
Average proprietary basic Card Member spending (dollars)
U.S.	$3,697	$4,922	$5,630	$5,366	$5,445	(32)	$8,629	$10,529	(18)
Outside the U.S.	$2,272	$3,505	$4,325	$4,027	$4,059	(44)	$5,788	$7,988	(28)
Average	$3,270	$4,497	$5,237	$4,964	$5,030	(35)	$7,776	$9,773	(20)
Card Member loans
U.S.	$62.0	$69.0	$76.0	$73.2	$72.6	(15)	$62.0	$72.6	(15)
Outside the U.S.	8.1	8.7	11.4	10.5	10.6	(24)	8.1	10.6	(24)
Total	$70.1	$77.7	$87.4	$83.7	$83.2	(16)	$70.1	$83.2	(16)

Average discount rate (H)	2.23%	2.34%	2.36%	2.39%	2.37%		2.30%	2.37%
Average fee per card (dollars) (I)	$65	$63	$61	$59	$57	14	$64	$56	14

See Appendix IV for footnote references

American Express Company	(Preliminary)
Selected Credit Related Statistical Information
(Billions, except percentages and where indicated)

	Q2'20	Q1'20	Q4'19	Q3'19	Q2'19	YOY % change	YTD'20	YTD'19	YOY % change
Worldwide Card Member loans
U.S.	$62.0	$69.0	$76.0	$73.2	$72.6	(15)	$62.0	$72.6	(15)
Outside the U.S.	$8.1	$8.7	$11.4	$10.5	$10.6	(24)	$8.1	$10.6	(24)
Total loans	$70.1	$77.7	$87.4	$83.7	$83.2	(16)	$70.1	$83.2	(16)
Credit loss reserves (millions)
Beginning balance (J)	$5,236	$4,027	$2,232	$2,168	$2,121	#	$4,027	$2,134	89
Provisions - principal, interest and fees	969	1,876	730	604	603	61	2,845	1,128	#
Net write-offs - principal less recoveries	(499)	(518)	(493)	(447)	(463)	8	(1,017)	(920)	11
Net write-offs - interest and fees less recoveries	(103)	(107)	(98)	(91)	(94)	10	(210)	(186)	13
Other (K)	25	(42)	12	(2)	1	#	(17)	12	#
Ending balance	$5,628	$5,236	$2,383	$2,232	$2,168	#	$5,628	$2,168	#
% of loans	8.0%	6.7%	2.7%	2.7%	2.6%		8.0%	2.6%
% of past due	493%	406%	177%	176%	186%		493%	186%
Average loans	$72.1	$83.4	$85.2	$83.3	$81.9	(12)	$77.8	$81.3	(4)
Net write-off rate (principal only) (L)	2.8%	2.5%	2.3%	2.1%	2.3%		2.6%	2.3%
Net write-off rate (principal, interest and fees) (L)	3.3%	3.0%	2.8%	2.6%	2.7%		3.2%	2.7%
30+ days past due as a % of total (M)	1.6%	1.7%	1.5%	1.5%	1.4%		1.6%	1.4%

Net interest income divided by average Card Member loans (N)	10.5%	11.2%	10.7%	10.6%	10.1%		10.8%	10.2%
Net interest yield on average Card Member loans (N)	11.6%	11.9%	11.3%	11.2%	10.9%		11.7%	11.0%

Worldwide Card Member receivables
U.S.	$26.9	$32.6	$39.0	$39.0	$40.3	(33)	$26.9	$40.3	(33)
Outside the U.S.	$10.7	$12.1	$18.4	$17.6	$18.4	(42)	$10.7	$18.4	(42)
Total receivables	$37.6	$44.7	$57.4	$56.6	$58.7	(36)	$37.6	$58.7	(36)
Credit loss reserves (millions)
Beginning balance (J)	$459	$126	$615	$616	$608	(25)	$126	$573	(78)
Provisions - principal and fees	355	597	248	238	224	58	952	477	#
Net write-offs - principal and fees less recoveries	(299)	(258)	(243)	(231)	(210)	42	(557)	(426)	31
Other (K)	4	(6)	(1)	(8)	(6)	#	(2)	(8)	(75)
Ending balance	$519	$459	$619	$615	$616	(16)	$519	$616	(16)
% of receivables	1.4%	1.0%	1.1%	1.1%	1.0%		1.4%	1.0%
Net write-off rate (principal and fees) (L)	3.1%	1.9%	1.7%	1.6%	1.5%		2.4%	1.5%
Net write-off rate, excluding Global Corporate Payments (GCP) (principal and fees) (L)(O)	2.8%	2.3%	2.1%	2.0%	1.9%		2.5%	1.9%
Net write-off rate, excluding GCP (principal only) (L)(O)	2.5%	2.1%	1.9%	1.8%	1.7%		2.3%	1.7%
30+ days past due as a % of total, excluding GCP (O)	1.7%	1.9%	1.4%	1.5%	1.4%		1.7%	1.4%

Other loans (B)
Total other loans	$4.6	$5.2	$4.8	$4.5	$4.2	$10	$4.6	$4.2	$10
Credit loss reserves (millions)
Beginning balance	$241	$172	$140	$133	$129	$87	$172	$124	$39
Provisions	206	98	36	32	30	#	304	58	#
Net write-offs	(24)	(29)	(24)	(25)	(26)	$(8)	(53)	(49)	$8
Ending balance	$423	$241	$152	$140	$133	#	$423	$133	#
% of other loans	9.2%	4.6%	3.2%	3.1%	3.2%		9.2%	3.2%

Other receivables (B)
Total other receivables	$2.8	$2.9	$3.1	$2.9	$3.2	(13)	$2.8	$3.2	(13)
Credit loss reserves (millions)
Beginning balance	$71	$27	$22	$27	$25	#	$27	$25	8
Provisions	25	50	10	5	4	#	75	7	#
Net write-offs	(2)	(6)	(5)	(10)	(2)	—	(8)	(5)	60
Ending balance	$94	$71	$27	$22	$27	#	$94	$27	#
% of other receivables	3.4%	2.4%	0.9%	0.8%	0.8%		3.4%	0.8%

# - Denotes a variance of 100 percent or more.

See Appendix IV for footnote references

American Express Company	(Preliminary)
Selected Income Statement Information by Segment
(Millions)

	Global Consumer Services Group (GCSG)	Global Commercial Services (GCS)	Global Merchant and Network Services (GMNS)	Corporate and Other	Consolidated
Q2'20
Non-interest revenues (P)	$2,932	$2,014	$919	$(74)	$5,791
Interest income	1,971	402	4	49	2,426
Interest expense (Q)	272	154	(6)	122	542
Total revenues net of interest expense	4,631	2,262	929	(147)	7,675
Total provisions for credit losses	886	645	25	(1)	1,555
Total revenues net of interest expense after provisions for credit losses	3,745	1,617	904	(146)	6,120
Marketing, business development, and Card Member rewards and services	1,723	924	249	23	2,919
Salaries and employee benefits and other operating expenses (P)	1,195	715	452	217	2,579
Pretax income (loss)	827	(22)	203	(386)	622
Income tax provision (benefit)	300	38	137	(110)	365
Net income (loss)	527	(60)	66	(276)	257
Q2'19
Non-interest revenues (P)	$4,193	$3,059	$1,478	$34	$8,764
Interest income	2,297	468	7	193	2,965
Interest expense (Q)	446	269	(87)	263	891
Total revenues net of interest expense	6,044	3,258	1,572	(36)	10,838
Total provisions for credit losses	651	206	3	1	861
Total revenues net of interest expense after provisions for credit losses	5,393	3,052	1,569	(37)	9,977
Marketing, business development, and Card Member rewards and services	3,067	1,565	336	23	4,991
Salaries and employee benefits and other operating expenses (P)	1,221	790	476	280	2,767
Pretax income (loss)	1,105	697	757	(340)	2,219
Income tax provision (benefit)	224	136	193	(95)	458
Net income (loss)	881	561	564	(245)	1,761
YOY % change
Non-interest revenues	(30)	(34)	(38)	#	(34)
Interest income	(14)	(14)	(43)	(75)	(18)
Interest expense	(39)	(43)	(93)	(54)	(39)
Total revenues net of interest expense	(23)	(31)	(41)	#	(29)
Total provisions for credit losses	36	#	#	#	81
Total revenues net of interest expense after provisions for credit losses	(31)	(47)	(42)	#	(39)
Marketing, business development, and Card Member rewards and services	(44)	(41)	(26)	—	(42)
Salaries and employee benefits and other operating expenses	(2)	(9)	(5)	(23)	(7)
Pretax income (loss)	(25)	#	(73)	14	(72)
Income tax provision (benefit)	34	(72)	(29)	16	(20)
Net income (loss)	(40)	#	(88)	13	(85)

# - Denotes a variance of 100 percent or more.

See Appendix IV for footnote references

American Express Company	(Preliminary)
Billed Business Growth Trend

	YOY % change
	Reported					FX-Adjusted (R)					Reported	FX-Adjusted (R)
	Q2'20	Q1'20	Q4'19	Q3'19	Q2'19	Q2'20	Q1'20	Q4'19	Q3'19	Q2'19	YTD'20	YTD'20
Worldwide
Proprietary consumer	(35)%	(3)%	8%	9%	8%	(34)%	(2)%	8%	10%	10%	(19)%	(19)%
Proprietary commercial	(36)	(6)	5	5	6	(36)	(5)	5	5	7	(21)	(21)
Proprietary	(35)	(4)	7	6	7	(35)	(3)	7	7	8	(20)	(19)
GNS	(28)	(13)	(2)	(6)	(7)	(25)	(10)	(1)	(2)	(2)	(21)	(18)
Total	(34)	(6)	5	5	5	(33)	(4)	6	6	7	(20)	(19)
T&E-related volume (6% of Q2'20 Worldwide Total) (S)	(87)	(21)	6	5	5	(87)	(19)	(T)	(T)	(T)	(54)	(54)
Non-T&E-related volume (94% of Q2'20 Worldwide Total) (S)	(13)	3	6	6	7	(12)	4	(T)	(T)	(T)	(5)	(4)
Airline-related volume (0% of Q2'20 Worldwide Total) (S)	#	(32)	1	—	2	#	(30)	1	2	4	(66)	(65)

U.S.
Proprietary consumer	(32)	(1)	7	8	8	n/a	n/a	n/a	n/a	n/a	(18)	n/a
Proprietary commercial	(33)	(4)	4	4	6	n/a	n/a	n/a	n/a	n/a	(19)	n/a
Proprietary	(32)	(3)	6	6	7	n/a	n/a	n/a	n/a	n/a	(18)	n/a
Total	(32)	(3)	6	6	7	n/a	n/a	n/a	n/a	n/a	(18)	n/a
T&E-related volume (6% of Q2'20 U.S. Total) (S)	(84)	(17)	6	7	6	n/a	n/a	n/a	n/a	n/a	(51)	n/a
Non-T&E-related volume (94% of Q2'20 U.S. Total) (S)	(12)	3	5	6	7	n/a	n/a	n/a	n/a	n/a	(5)	n/a
Airline-related volume (0% of Q2'20 U.S. Total) (S)	#	(29)	4	3	5	n/a	n/a	n/a	n/a	n/a	(64)	n/a

Outside the U.S.
Proprietary consumer	(41)	(6)	11	10	10	(39)	(2)	11	14	15	(24)	(21)
Proprietary commercial	(49)	(12)	7	7	8	(46)	(7)	8	12	12	(30)	(27)
Proprietary	(44)	(8)	10	9	9	(42)	(4)	10	13	14	(27)	(24)
Total	(38)	(11)	4	2	1	(36)	(7)	5	6	6	(25)	(22)
Japan, Asia Pacific & Australia billed business	(27)	(10)	4	2	1	(25)	(6)	5	4	5	(19)	(16)
Latin America & Canada billed business	(49)	(12)	5	5	6	(42)	(5)	7	11	12	(31)	(23)
Europe, Middle East & Africa billed business	(50)	(13)	4	1	—	(49)	(10)	4	6	5	(31)	(29)
# - Denotes a variance of 100 percent or more.

See Appendix IV for footnote references

Global Consumer Services Group	(Preliminary)
Selected Income Statement and Statistical Information
(Millions, except percentages)

	Q2'20	Q1'20	Q4'19	Q3'19	Q2'19	YOY % change	YTD'20	YTD'19	YOY % change
Non-interest revenues (P)	$2,932	$3,894	$4,371	$4,226	$4,193	(30)	$6,826	$8,105	(16)
Interest income	1,971	2,411	2,442	2,402	2,297	(14)	4,382	4,569	(4)
Interest expense (Q)	272	328	412	437	446	(39)	600	881	(32)
Net interest income	1,699	2,083	2,030	1,965	1,851	(8)	3,782	3,688	3
Total revenues net of interest expense	4,631	5,977	6,401	6,191	6,044	(23)	10,608	11,793	(10)
Total provisions for credit losses	886	1,810	780	653	651	36	2,696	1,202	#
Total revenues net of interest expense after provisions for credit losses	3,745	4,167	5,621	5,538	5,393	(31)	7,912	10,591	(25)
Expenses
Marketing, business development, and Card Member rewards and services	1,723	2,702	3,145	3,042	3,067	(44)	4,425	5,856	(24)
Salaries and employee benefits and other operating expenses (P)	1,195	1,234	1,318	1,233	1,221	(2)	2,429	2,416	1
Total expenses	2,918	3,936	4,463	4,275	4,288	(32)	6,854	8,272	(17)
Pretax segment income	827	231	1,158	1,263	1,105	(25)	1,058	2,319	(54)
Income tax provision	300	30	177	272	224	34	330	484	(32)
Segment income	$527	$201	$981	$991	$881	(40)	$728	$1,835	(60)
Effective tax rate	36.3%	13.0%	15.3%	21.5%	20.3%		31.2%	20.9%

(Billions, except percentages and where indicated)
Proprietary billed business (F)
U.S.	$68.1	$90.9	$105.9	$99.9	$100.9	(33)	$159.0	$193.0	(18)
Outside the U.S.	$22.5	$33.7	$41.8	$38.3	$38.0	(41)	$56.2	$73.9	(24)
Total	$90.6	$124.6	$147.7	$138.2	$138.9	(35)	$215.2	$266.9	(19)
Proprietary cards-in-force (millions) (G)
U.S.	37.5	38.0	37.9	37.7	37.6	—	37.5	37.6	—
Outside the U.S.	17.2	17.6	17.5	17.4	17.4	(1)	17.2	17.4	(1)
Total	54.7	55.6	55.4	55.1	55.0	(1)	54.7	55.0	(1)
Proprietary basic cards-in-force (millions) (G)
U.S.	26.6	27.0	26.9	26.8	26.8	(1)	26.6	26.8	(1)
Outside the U.S.	11.9	12.1	12.1	12.0	12.0	(1)	11.9	12.0	(1)
Total	38.5	39.1	39.0	38.8	38.8	(1)	38.5	38.8	(1)
Average proprietary basic Card Member spending (dollars)
U.S	$2,548	$3,366	$3,945	$3,719	$3,743	(32)	$5,922	$7,148	(17)
Outside the U.S.	$1,871	$2,777	$3,457	$3,189	$3,173	(41)	$4,656	$6,227	(25)
Average	$2,338	$3,183	$3,794	$3,555	$3,567	(34)	$5,529	$6,867	(19)

Segment assets	$80.4	$87.3	$106.3	$99.4	$102.1	(21)	$80.4	$102.1	(21)

Card Member loans
Total loans
U.S.	$50.3	$55.6	$62.4	$59.7	$59.5	(15)	$50.3	$59.5	(15)
Outside the U.S.	$7.6	$8.2	$10.9	$10.1	$10.2	(25)	$7.6	$10.2	(25)
Total	$57.9	$63.8	$73.3	$69.8	$69.7	(17)	$57.9	$69.7	(17)

Average loans
U.S.	$51.7	$59.3	$60.6	$59.7	$58.8	(12)	$55.4	$58.6	(5)
Outside the U.S.	$7.6	$10.0	$10.5	$10.0	$9.9	(23)	$8.9	$9.8	(9)
Total	$59.3	$69.3	$71.1	$69.7	$68.7	(14)	$64.3	$68.4	(6)

Lending Credit Metrics
U.S.
Net write-off rate (principal only) (L)	2.8%	2.6%	2.4%	2.2%	2.3%		2.7%	2.4%
Net write-off rate (principal, interest and fees) (L)	3.3%	3.1%	2.9%	2.6%	2.8%		3.2%	2.8%
30+ days past due as a % of total (M)	1.5%	1.7%	1.6%	1.5%	1.4%		1.5%	1.4%
Outside the U.S.
Net write-off rate (principal only) (L)	3.7%	2.9%	2.5%	2.4%	2.4%		3.2%	2.3%
Net write-off rate (principal, interest and fees) (L)	4.6%	3.5%	3.0%	3.0%	3.0%		4.0%	2.9%
30+ days past due as a % of total (M)	2.3%	2.1%	1.8%	1.7%	1.7%		2.3%	1.7%
Total
Net write-off rate (principal only) (L)	2.9%	2.6%	2.4%	2.2%	2.4%		2.7%	2.4%
Net write-off rate (principal, interest and fees) (L)	3.5%	3.2%	2.9%	2.7%	2.8%		3.3%	2.8%
30+ days past due as a % of total (M)	1.6%	1.7%	1.6%	1.6%	1.4%		1.6%	1.4%

Net interest income divided by average Card Member loans (N)	11.5%	12.0%	11.4%	11.3%	10.8%		11.8%	10.8%
Net interest yield on average Card Member loans (N)
U.S.	11.7%	12.1%	11.6%	11.4%	11.1%		11.9%	11.1%
Outside the U.S.	13.3%	11.9%	11.3%	11.0%	10.6%		12.4%	10.7%
Total	11.9%	12.1%	11.5%	11.4%	11.0%		12.0%	11.1%

Card Member receivables
U.S.	$9.5	$10.5	$14.2	$12.9	$13.1	(27)	$9.5	$13.1	(27)
Outside the U.S.	$5.5	$5.3	$8.6	$7.8	$8.1	(32)	$5.5	$8.1	(32)
Total receivables	$15.0	$15.8	$22.8	$20.7	$21.2	(29)	$15.0	$21.2	(29)

Charge Credit Metrics
U.S.
Net write-off rate (principal only) (L)	2.1%	1.7%	1.7%	1.3%	1.3%		1.9%	1.4%
Net write-off rate (principal and fees) (L)	2.3%	1.9%	1.8%	1.4%	1.4%		2.0%	1.5%
30+ days past due as a % of total (M)	1.2%	1.5%	1.2%	1.3%	1.2%		1.2%	1.2%
Outside the U.S.
Net write-off rate (principal only) (L)	3.5%	2.6%	2.2%	2.4%	2.2%		2.9%	2.2%
Net write-off rate (principal and fees) (L)	3.7%	2.8%	2.4%	2.6%	2.3%		3.1%	2.4%
30+ days past due as a % of total (M)	1.6%	2.2%	1.3%	1.4%	1.4%		1.6%	1.4%
Total
Net write-off rate (principal only) (L)	2.6%	2.0%	1.9%	1.7%	1.6%		2.2%	1.7%
Net write-off rate (principal and fees) (L)	2.8%	2.2%	2.0%	1.9%	1.8%		2.4%	1.8%
30+ days past due as a % of total (M)	1.3%	1.7%	1.2%	1.4%	1.3%		1.3%	1.3%

# - Denotes a variance of 100 percent or more.

See Appendix IV for footnote references

Global Commercial Services				(Preliminary)
Selected Income Statement and Statistical Information
(Millions, except percentages)

	Q2'20	Q1'20	Q4'19	Q3'19	Q2'19	YOY % change	YTD'20	YTD'19	YOY % change
Non-interest revenues (P)	$2,014	$2,788	$3,187	$3,070	$3,059	(34)	$4,802	$5,985	(20)
Interest income	402	499	493	485	468	(14)	901	922	(2)
Interest expense (Q)	154	200	247	262	269	(43)	354	525	(33)
Net interest income	248	299	246	223	199	25	547	397	38
Total revenues net of interest expense	2,262	3,087	3,433	3,293	3,258	(31)	5,349	6,382	(16)
Total provisions for credit losses	645	762	236	222	206	#	1,407	460	#
Total revenues net of interest expense after provisions for credit losses	1,617	2,325	3,197	3,071	3,052	(47)	3,942	5,922	(33)
Expenses
Marketing, business development, and Card Member rewards and services	924	1,508	1,641	1,562	1,565	(41)	2,432	3,034	(20)
Salaries and employee benefits and other operating expenses (P)	715	798	919	796	790	(9)	1,513	1,546	(2)
Total expenses	1,639	2,306	2,560	2,358	2,355	(30)	3,945	4,580	(14)
Pretax segment income (loss)	(22)	19	637	713	697	#	(3)	1,342	#
Income tax provision (benefit)	38	(19)	87	145	136	(72)	19	269	(93)
Segment income (loss)	(60)	38	550	568	561	#	(22)	1,073	#
Effective tax rate	(172.7)%	(100.0)%	13.7%	20.3%	19.5%		(633.3)%	20.0%

(Billions, except percentages and where indicated)
Proprietary billed business (F)	$82.8	$116.1	$133.0	$127.3	$129.6	(36)	$198.9	$253.0	(21)
Proprietary cards-in-force (millions) (G)	14.6	14.8	14.9	14.8	14.7	(1)	14.6	14.7	(1)
Average Card Member spending (dollars)	$5,645	$7,836	$8,956	$8,627	$8,866	(36)	$13,495	$17,321	(22)

Segment assets	38.3	$46.7	$52.8	$53.7	$55.0	(30)	$38.3	$55.0	(30)

Card Member loans
Total loans	$12.2	$13.9	$14.1	$13.9	$13.5	(10)	$12.2	$13.5	(10)
Total loans - Global Small Business Services (GSBS)	$12.1	$13.8	$14.1	$13.8	$13.4	(10)	$12.1	$13.4	(10)
30+ days past due as a % of total - GSBS (M)	1.6%	1.4%	1.3%	1.3%	1.3%		1.6%	1.3%
Average loans - GSBS	$12.8	$14.1	$14.0	$13.6	$13.2	(3)	$13.4	$12.9	4
Net write-off rate (principal only) - GSBS (L)	2.3%	1.9%	2.0%	1.8%	1.8%		2.1%	1.8%
Net write-off rate (principal, interest and fees) - GSBS (L)	2.6%	2.2%	2.3%	2.1%	2.1%		2.4%	2.1%

Net interest income divided by average Card Member loans (N)	7.8%	8.4%	7.0%	6.6%	6.0%		8.1%	6.2%
Net interest yield on average Card Member loans (N)	10.0%	10.8%	10.4%	10.5%	10.5%		10.5%	10.7%

Card Member receivables
Total receivables	$22.6	$28.9	$34.6	$35.9	$37.5	(40)	$22.6	$37.5	(40)
Net write-off rate (principal and fees) (L)	3.3%	1.8%	1.5%	1.5%	1.3%		2.4%	1.4%
Total receivables - GCP (O)	$9.4	$13.2	$17.2	$18.5	$19.7	(52)	$9.4	$19.7	(52)
90+ days past billing as a % of total - GCP (M)(O)	2.5%	1.1%	0.8%	0.7%	0.7%		2.5%	0.7%
Net write-off rate (principal and fees) - GCP (L)(O)	4.0%	1.0%	0.8%	0.9%	0.7%		2.2%	0.7%
Total receivables - GSBS	$13.2	$15.7	$17.4	$17.4	$17.8	(26)	$13.2	$17.8	(26)
30+ days past due as a % of total - GSBS (M)	2.1%	2.0%	1.7%	1.7%	1.6%		2.1%	1.6%
Net write-off rate (principal only) - GSBS (L)	2.5%	2.2%	2.0%	1.9%	1.8%		2.4%	1.8%
Net write-off rate (principal and fees) - GSBS (L)	2.8%	2.5%	2.2%	2.1%	2.0%		2.6%	2.1%
# - Denotes a variance of 100 percent or more.

See Appendix IV for footnote references

Global Merchant and Network Services	(Preliminary)
Selected Income Statement and Statistical Information
(Millions, except percentages)

	Q2'20	Q1'20	Q4'19	Q3'19	Q2'19	YOY % change	YTD'20	YTD'19	YOY % change
Non-interest revenues (P)	$919	$1,346	$1,505	$1,471	$1,478	(38)	$2,265	$2,927	(23)
Interest income	4	6	6	6	7	(43)	10	16	(38)
Interest expense (Q)	(6)	(36)	(62)	(74)	(87)	(93)	(42)	(167)	(75)
Net interest income	10	42	68	80	94	(89)	52	183	(72)
Total revenues net of interest expense	929	1,388	1,573	1,551	1,572	(41)	2,317	3,110	(25)
Total provisions for credit losses	25	48	9	4	3	#	73	7	#
Total revenues net of interest expense after provisions for credit losses	904	1,340	1,564	1,547	1,569	(42)	2,244	3,103	(28)
Expenses
Marketing, business development, and Card Member rewards and services	249	324	417	365	336	(26)	573	640	(10)
Salaries and employee benefits and other operating expenses (P)	452	465	581	480	476	(5)	917	949	(3)
Total expenses	701	789	998	845	812	(14)	1,490	1,589	(6)
Pretax segment income	203	551	566	702	757	(73)	754	1,514	(50)
Income tax provision	137	134	92	179	193	(29)	271	379	(28)
Segment income	$66	$417	$474	$523	$564	(88)	$483	$1,135	(57)
Effective tax rate	67.5%	24.3%	16.3%	25.5%	25.5%		35.9%	25.0%

(Billions)
Segment assets	$11.6	$10.2	$17.5	$17.2	$22.2	(48)	$11.6	$22.2	(48)

# - Denotes a variance of 100 percent or more.

See Appendix IV for footnote references

American Express Company	(Preliminary)
Appendix I
Components of Return on Average Equity (ROE) and Return on Average Common Equity (ROCE)
(Millions, except percentages)

	For the Twelve Months Ended
	Jun 30,	Mar 31,	Dec 31,	Sep 30,	Jun 30,
	2020	2020	2019	2019	2019
ROE
Net income	$4,072	$5,576	$6,759	$7,076	$6,975
Average shareholders' equity	$22,504	$22,818	$22,812	$22,473	$22,073
Return on average equity (C)	18.1%	24.4%	29.6%	31.5%	31.6%

Reconciliation of ROCE
Net income	$4,072	$5,576	$6,759	$7,076	$6,975
Preferred shares dividends and related accretion	90	92	81	80	79
Earnings allocated to participating share awards and other	27	38	47	51	53
Net income attributable to common shareholders	$3,955	$5,446	$6,631	$6,945	$6,843

Average shareholders' equity	$22,504	$22,818	$22,812	$22,473	$22,073
Average preferred shares	1,584	1,584	1,584	1,584	1,584
Average common shareholders' equity	$20,920	$21,234	$21,228	$20,889	$20,489
Return on average common equity (C)	18.9%	25.6%	31.2%	33.2%	33.4%

See Appendix IV for footnote references

American Express Company	(Preliminary)
Appendix II
Net Interest Yield on Average Card Member Loans
(Millions, except percentages and where indicated)

	Q2'20	Q1'20	Q4'19	Q3'19	Q2'19	YTD'20	YTD'19
Consolidated
Net interest income	$1,884	$2,330	$2,284	$2,203	$2,074	$4,214	$4,133
Exclude:
Interest expense not attributable to the Company's Card Member loan portfolio (Q)(U)	350	395	421	461	465	745	951
Interest income not attributable to the Company's Card Member loan portfolio (V)	(156)	(264)	(271)	(308)	(312)	(420)	(647)
Adjusted net interest income (W)	$2,078	$2,461	$2,434	$2,356	$2,227	$4,539	$4,437
Average Card Member loans (billions)	$72.1	$83.4	$85.2	$83.3	$81.9	$77.8	$81.3
Net interest income divided by average Card Member loans (X)	10.5%	11.2%	10.7%	10.6%	10.1%	10.8%	10.2%
Net interest yield on average Card Member loans (Q)(Y)	11.6%	11.9%	11.3%	11.2%	10.9%	11.7%	11.0%

Global Consumer Services Group
U.S.
Net interest income (Q)	$1,462	$1,800	$1,750	$1,707	$1,606	$3,262	$3,202
Exclude:
Interest expense not attributable to the Company's Card Member loan portfolio (Q)(U)	97	46	73	67	67	143	136
Interest income not attributable to the Company's Card Member loan portfolio (V)	(54)	(60)	(58)	(55)	(53)	(114)	(105)
Adjusted net interest income (W)	$1,505	$1,786	$1,765	$1,719	$1,620	$3,291	$3,233
Average Card Member loans (billions)	$51.7	$59.3	$60.6	$59.7	$58.8	$55.5	$58.6
Net interest income divided by average Card Member loans (Q)(X)	11.3%	12.1%	11.6%	11.4%	10.9%	11.8%	10.9%
Net interest yield on average Card Member loans (Q)(Y)	11.7%	12.1%	11.6%	11.4%	11.1%	11.9%	11.1%

Outside the U.S.
Net interest income (Q)	$237	$283	$280	$258	$245	$520	$486
Exclude:
Interest expense not attributable to the Company's Card Member loan portfolio (Q)(U)	18	16	22	22	20	34	41
Interest income not attributable to the Company's Card Member loan portfolio (V)	(2)	(4)	(4)	(4)	(3)	(6)	(7)
Adjusted net interest income (W)	$253	$295	$298	$276	$262	$548	$520
Average Card Member loans (billions)	$7.6	$10.0	$10.5	$10.0	$9.9	$8.9	$9.8
Net interest income divided by average Card Member loans (Q)(X)	12.5%	11.3%	10.7%	10.3%	9.9%	11.7%	9.9%
Net interest yield on average Card Member loans (Q)(Y)	13.3%	11.9%	11.3%	11.0%	10.6%	12.4%	10.7%

Total
Net interest income (Q)	$1,699	$2,083	$2,030	$1,965	$1,851	$3,782	$3,688
Exclude:
Interest expense not attributable to the Company's Card Member loan portfolio (Q)(U)	115	62	95	89	87	177	177
Interest income not attributable to the Company's Card Member loan portfolio (V)	(56)	(64)	(62)	(59)	(56)	(120)	(112)
Adjusted net interest income (W)	$1,758	$2,081	$2,063	$1,995	$1,882	$3,839	$3,753
Average Card Member loans (billions)	$59.3	$69.3	$71.1	$69.7	$68.7	$64.3	$68.4
Net interest income divided by average Card Member loans (Q)(X)	11.5%	12.0%	11.4%	11.3%	10.8%	11.8%	10.8%
Net interest yield on average Card Member loans (Q)(Y)	11.9%	12.1%	11.5%	11.4%	11.0%	12.0%	11.1%

Global Commercial Services
Net interest income (Q)	$248	$299	$246	$223	$199	$547	$397
Exclude:
Interest expense not attributable to the Company's Card Member loan portfolio (Q)(U)	119	145	183	195	202	264	394
Interest income not attributable to the Company's Card Member loan portfolio (V)	(47)	(64)	(58)	(56)	(56)	(111)	(107)
Adjusted net interest income (W)	$320	$380	$371	$362	$345	$700	$684
Average Card Member loans (billions)	$12.8	$14.2	$14.1	$13.6	$13.2	$13.5	$12.9
Net interest income divided by average Card Member loans (Q)(X)	7.8%	8.4%	7.0%	6.6%	6.0%	8.1%	6.2%
Net interest yield on average Card Member loans (Q)(Y)	10.0%	10.8%	10.4%	10.5%	10.5%	10.5%	10.7%

See Appendix IV for footnote references

American Express Company	(Preliminary)
Appendix III
Card Member Receivables Net Write-offs Components
(Billions, except percentages and where indicated)

	Q2'20	Q1'20	Q4'19	Q3'19	Q2'19	YOY % change	YTD'20	YTD'19	YOY % change
Worldwide Card Member receivables
Net write-offs (millions)
Net write-offs (principal and fees) (L)	$299	$258	$243	$231	$210	42	$557	$426	31
Less: Net write-offs (principal and fees) - GCP (L)(O)	105	43	37	43	31	#	148	67	#
Net write-offs (principal and fees) - GCSG and GSBS (L)	$194	$215	$206	$188	$179	8	$409	$359	14
Less: Net write-offs (fees only) - GCSG and GSBS (L)	18	19	18	17	17	6	37	35	6
Net write-offs (principal only) - GCSG and GSBS (L)	$176	$196	$188	$171	$162	9	$372	$324	15

Average Card Member receivables
Global Consumer Services Group (GCSG)	$14.0	$19.8	$21.3	$20.8	$20.5	(32)	$17.0	$20.3	(16)
Global Small Business Services (GSBS)	13.7	16.8	17.6	17.4	17.4	(21)	15.3	16.9	(9)
Average receivables (GCSG and GSBS)	$27.7	$36.6	$38.9	$38.2	$37.9	(27)	$32.3	$37.2	(13)
GCP	10.5	16.6	18.3	18.6	19.2	(45)	13.6	$18.8	(28)
Total average receivables	$38.2	$53.2	$57.2	$56.9	$57.1	(33)	$45.9	$56.0	(18)

Net write-off rate (principal and fees) (L)	3.1%	1.9%	1.7%	1.6%	1.5%		2.4%	1.5%
Net write-off rate (principal and fees) - GCSG and GSBS (L)	2.8%	2.3%	2.1%	2.0%	1.9%		2.5%	1.9%
Net write-off rate (principal only) - GCSG and GSBS (L)	2.5%	2.1%	1.9%	1.8%	1.7%		2.3%	1.7%

# - Denotes a variance of 100 percent or more.

See Appendix IV for footnote references

Appendix IV	(Preliminary)

All Information in the preceding tables is presented on a basis prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), unless otherwise indicated. Certain reclassifications of prior period amounts have been made to conform to the current period presentation.
(A)	Represents net income, less (i) earnings allocated to participating share awards of $2 million, $2 million, $12 million, $11 million and $13 million in Q2'20, Q1'20, Q4'19, Q3'19 and Q2'19, respectively; and (ii) dividends on preferred shares of $17 million, $32 million, $20 million, $21 million and $19 million in Q2'20, Q1'20, Q4'19, Q3'19 and Q2'19, respectively.
(B)	Within assets, "other" includes the following items as presented in the Company’s Consolidated Balance Sheets: Other loans, less reserves for credit losses (including merchant financing loans and Paycheck Protection Program (PPP)), Premises and equipment and Other assets (including Other receivables); and within liabilities, "other" includes the following items: Accounts payable and Other liabilities.
(C)	Return on average equity and return on average common equity are calculated by dividing one-year period of net income by one-year average of total shareholders' equity, and one-year period of net income attributable to common shareholders by one-year average of common shareholders' equity, respectively. Refer to Appendix I for components of return on average equity and return on average common equity.
(D)	The first quarter 2020 capital ratios have been updated as the Company continued its analysis of the impacts of the Coronavirus Aid, Relief, and Economic Security (CARES) Act, which was signed into law on March 27, 2020.
(E)	Presented for the purpose of calculating the Tier 1 Leverage Ratio.
(F)	Billed business represents transaction volumes (including cash advances) on cards and other payment products issued by American Express (proprietary billed business) and cards issued under network partnership agreements with banks and other institutions, including joint ventures (GNS billed business). In-store spending activity within GNS retail cobrand portfolios, from which we earn no revenue, is not included in billed business. Billed business is reported as United States or outside the United States based on the location of the issuer. Billed business, together with the average discount rate, drive our discount revenue.
(G)	Cards-in-force represents the number of cards that are issued and outstanding by American Express (proprietary cards-in-force) and cards issued and outstanding under network partnership agreements with banks and other institutions, including joint ventures (GNS cards-in-force) except for GNS retail cobrand cards that have no out of store spend activity during the prior 12 months. Basic cards-in-force excludes supplemental cards issued on consumer accounts. Cards-in-force is useful in understanding the size of our Card Member base.
(H)	Average discount rate calculation is generally designed to reflect the average pricing at all merchants accepting American Express cards and represents the percentage of proprietary and GNS billed business retained by the Company from merchants it acquires, or from merchants acquired by third parties on its behalf, net of amounts retained by such third parties. The average discount rate, together with billed business, drive our discount revenue.
(I)	Average fee per card is computed based on proprietary net card fees divided by average proprietary total cards-in-force.
(J)	The January 1, 2020, balance includes an increase of $1,643 million and a decrease of $493 million to the beginning reserve balances for Card Member loans and receivables, respectively, related to the adoption of the CECL (Current Expected Credit Losses) methodology.
(K)	Other includes foreign currency impact on balance sheet re-measurement and translation.
(L)	The Company presents a net write-off rate based on principal losses only (i.e., excluding interest and/or fees) to be consistent with industry convention. In addition, as the Company's practice is to include uncollectible interest and/or fees as part of its total provision for credit losses, a net write-off rate including principal, interest and/or fees is also presented. The Company believes the net write-off rate, excluding GCP net write-offs, a non-GAAP measure, is useful to show the write-off rate based on principal losses only for the Card Member receivables portfolios for which data is available (i.e., Global Consumer and Global Small Business Services). See Appendix III for a reconciliation.
(M)	During the first quarter 2020, we created a Customer Pandemic Relief program to provide short-term support for customers impacted by COVID-19. Delinquency status is generally frozen at enrollment, and loans that are current at enrollment do not age, regardless of whether payment is made. Upon exiting the program, delinquency aging resumes where it had left off at enrollment.
(N)	See Appendix II for calculations of net interest yield on average Card Member loans, a non-GAAP measure, and net interest income divided by average Card Member loans, a GAAP measure, and the Company's rationale for presenting net interest yield on average Card Member loans (refer to Footnotes "X" and "Y").
(O)	GCP reflects global, large and middle market corporate accounts. GCP delinquency data for periods other than 90+ days past billing and the net write-off rate based on principal losses only are not available due to system constraints.
(P)	Effective Q1'20, results reflect enhancements to our transfer pricing methodology related to the sharing of revenues among our card issuing, network and merchant businesses. Prior period amounts have been revised to conform to the current period presentation.
(Q)	Effective Q1'20, results reflect enhancements to our methodology related to the allocation of certain funding costs primarily related to our Card Member loan and Card Member receivable portfolios. Prior period amounts have been revised to conform to the current period presentation.
(R)	FX-adjusted information assumes a constant exchange rate between the periods being compared for purposes of currency translation into U.S. dollars (i.e., assumes the foreign exchange rates used to determine results for Q2'20 apply to the period(s) against which such results are being compared).
(S)	Based on billed business from merchants we acquire or merchants acquired by third parties on our behalf (e.g. OptBlue merchants).
(T)	FX-adjusted T&E and Non-T&E historical results are not available due to system limitations.
(U)	Primarily represents interest expense attributable to maintaining our corporate liquidity pool and funding Card Member receivables.
(V)	Primarily represents interest income attributable to Other loans, interest-bearing deposits and the fixed income investment portfolios.
(W)	Adjusted net interest income is a non-GAAP measure that represents net interest income attributable to our Card Member loans (which includes, on a GAAP basis, interest that is deemed uncollectible), excluding the impact of interest expense and interest income not attributable to our Card Member loans. The Company believes adjusted net interest income is useful to investors because it represents the interest expense and interest income attributable to our Card Member loan portfolio and is a component of net interest yield on average Card Member loans, which provides a measure of profitability of our Card Member loan portfolio.
(X)	Net interest income divided by average Card Member loans, computed on an annualized basis, a GAAP measure, includes elements of total interest income and total interest expense that are not attributable to the Card Member loan portfolio, and thus is not representative of net interest yield on average Card Member loans.
(Y)	Net interest yield on average Card Member loans is a non-GAAP measure that is computed by dividing adjusted net interest income by average Card Member loans, computed on an annualized basis. Reserves and net write-offs related to uncollectible interest are recorded through provisions for credit losses, and thus not included in the net interest yield calculation. The Company believes that net interest yield on average Card Member loans is useful to investors because it provides a measure of profitability of the Company's Card Member loan portfolio.